EXHIBIT
10.1
EMPLOYMENT AGREEMENT
AGREEMENT
dated as of July
1, 2026 by and
among FIRST BANCORP (“BanCorp”),
a registered bank
holding
company,
and its
subsidiary FIRSTBANK
PUERTO
RICO, a
commercial
bank (the
“Bank,” and
together
with BanCorp, the “Company”) and Said Ortiz (or “Executive”).
WHEREAS
, the Company appointed the
Executive as its Chief
Financial Officer. The Company recognizes
that the Executive’s leadership and
contribution to the well-being
of the Company
is substantial. The
Company desires
to
provide
for
the
continued
employment
of
the
Executive
as
its
Chief
Financial
Officer
which
the
Company
has
determined will reinforce and encourage the continued dedication of the Executive to the Company and will promote
the best interests of the Company,
and the Company’s shareholders. The Executive
is willing to continue to serve the
Company on the terms and conditions herein provided.
WHEREAS
,
the
Board
of
Directors
of
each
of
BanCorp
and
the
Bank
has
approved
and
authorized
the
execution of this Agreement with Executive to take effect
as of the date of the execution of this Agreement;
WHEREAS
,
the
parties
desire
to
enter
into
this Agreement
setting
forth
the
terms
and
conditions
of
the
employment relationship of BanCorp, the Bank and Executive;
NOW,
THEREFORE
, in consideration
of the foregoing
and the mutual
covenants and agreements
herein,
and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.
Employment
.
Each
of
BanCorp
and
the
Bank
agrees
to
continue
to
employ
Executive
and
Executive agrees to
continue to serve
BanCorp and the
Bank for the
period stated in
Paragraph 4 hereof
and subject
to the other terms and conditions herein provided.
2.
Position and Responsibilities
.
The Company shall continue to employ the Executive as Executive
Vice President, and the
Executive shall continue to carry out and render to BanCorp and to the Bank such services as
are customarily performed
by persons holding
a similar corporate
title. The Executive
shall have such
authority and
responsibilities consistent with his positions as assigned
by the Company’s Chief Executive Officer or the Company’s
Board of Directors (the
“Board”) from time to time.
The Executive shall also perform
such other related duties as he
may from time to time be reasonably directed in writing to
perform, including but not limited to performing duties for
BanCorp, the
Bank and
other subsidiaries
thereof.
The Executive
shall report
to the
Chief Executive
Officer of
the
Company
or
any
other
officer
designated
by
the
Board
of
Directors
of
BanCorp
or
the
Bank,
as
applicable.
Notwithstanding the foregoing, the Board of BanCorp or the Bank may delegate or assign specific tasks to Executive, provided that the assignment clearly sets for the priority of the task, and whether it takes precedence over other duties and obligations of Executive.
3.
Duties
.
During the period
of employment hereunder,
and except for
illness, vacation periods,
and
leaves of absence, Executive shall devote his business time, attention, skill, and efforts to the faithful performance
of
his duties
as provided
herein as is
customary for
an executive
holding a
similar position
in a financial
institution of
comparable size.
Executive
agrees
that,
during
the
term
of
his
employment
hereunder,
he
will
not,
directly
or
indirectly, engage or participate,
become a director of, or render advisory or other services for, or in connection with,
or
become
interested
in,
or
make
any
financial
investment
in
any
firm,
corporation,
business
entity
or
business
enterprise
that
directly
competes
with
the
Company
or
its
subsidiaries
in
Puerto
Rico;
provided,
however,
that
Executive shall not thereby be precluded or
prohibited from owning passive investments, including investments in the securities of other
financial institutions so
long as such
ownership does not
require him to devote
substantial time to
the management or control of the business or activities of any such firm, corporation, business entity or enterprise.
4.
Term
.
The initial term of employment
under this Agreement shall
be for a period of
one (1) year,
effective upon
the execution of this
Agreement and terminating
on July 1, 2027.
On each anniversary of
the date of

commencement
of
this
Agreement,
the
term
of
the
employment
hereunder
shall
automatically
be
extended
for
an
additional one
(1) year
period beyond
the then
effective expiration
date, unless
a written
notice from
either party
is
received ninety (90) days
prior to the anniversary
date, advising the other
party that this Agreement
shall not be
further
extended.
Any such written notice shall not affect any prior extensions of the term of employment hereunder.
5.
Standards
.
Executive
shall
perform
his
duties
and
responsibilities
under
this
Agreement
in
accordance with such
reasonable standards as are
established from
time to time by
the Board and/or
management of
BanCorp or the Bank, as
applicable, and conveyed in writing to
Executive. The reasonableness of such standards
shall
be measured against standards for executive performance generally prevailing in the financial industry.
Notwithstanding anything
contained in
this Agreement
to the contrary,
nothing in
this Agreement
will be
interpreted
in any
manner which
would tend
to limit
or interfere
with the
authority or
oversight
duties and
discretion of the Board of BanCorp and the Bank to
establish adequate guidelines for the effective management of the
Company.
6.
Compensation and Reimbursement of Expenses .
a) Compensation
The Bank agrees
to pay Executive
during the term
of this Agreement
a base salary of
not
less than
$475,000.00
a year.
The Compensation
and Benefits
Committee (the
“Compensation
Committee”) of
the
Board
of
BanCorp
shall
evaluate
the
Executive’s
performance
at
least
annually.
The
Board
may
increase
his
compensation in an amount as
determined by the Board
upon favorable evaluations of
the Company’s and Executive’s
performance.
b) Performance Bonus
In addition to the base salary set forth above, Executive shall be eligible for a performance bonus
determined
on
the
basis
of
his
achievement
of
the
predetermined
business
objectives
contained
in
the
Company’s annual business plan in connection
with the areas of endeavor assigned to Executive. The contribution of
Executive
to
the
achievement
of
the
Company’s
annual
business
objectives
and
his
performance
of
such
other
functions as
may be reasonably
assigned to him,
will be evaluated
by the Chief
Executive Officer
of BanCorp, who
may
recommend
to
the
Compensation
Committee
of
the
Board
of
BanCorp
payment
of
a
performance
bonus.
Following
review
of
such
recommendation,
and
at
its
discretion,
the
Compensation
Committee
may
recommend
payment of a performance bonus to the Board of BanCorp for approval.
c)
Long-Term Incentive
Compensation Benefits
Executive
shall
be entitled
to participate
in
and receive
the benefits
of any
stock-based
award, or
other benefits
and privileges
granted
to employees
and executives
of similar
rank of
the Company
or its
subsidiaries and affiliates which now exist or may come into existence hereafter, to the extent commensurate with his then assigned duties and responsibilities, as recommended by the Compensation Committee of the Board of BanCorp
and approved by
the Board of
BanCorp. The terms
and conditions of
such benefits will
be within the
parameters set
forth in the then existing applicable long-term equity incentive plan or under any other similar plan or successor plan
adopted by the Company
which may come into
existence hereafter under
which eligible participants
may be granted
stock options, restricted stock, and other awards as determined by the Board to Executive.
d) Automobile Expenses
The Bank
shall provide
Executive with
a company
owned automobile.
Such automobile
will be furnished in accordance with the existing company car policy, as approved by the Board of the Bank.
e) Reimbursement of Expenses

Not
less
frequently
than
monthly,
the
Bank
shall
pay
or
reimburse
Executive
for
all
reasonable and
necessary travel and
other business
expenses incurred
by Executive
in the performance
of his duties
under this Agreement in accordance with the Company’s
then applicable business expense reimbursement policy.
f) Club Membership
To
the extent
consistent with
the Company’s
strategic objectives,
the Bank
shall pay
for
the
initiation
fees
and
annual
dues
of
a
club
membership
to
be
designated
by
Executive
during
the
term
of
this
Agreement or any renewal thereof of up to $25,000 for the initiation fee and subsequently up to $10,000 per year.
g) Clawback Policy
The
Executive
agrees
to
repay
any
compensation
previously
paid
or
otherwise
made
available to
the Executive
under this Agreement
that is subject
to recovery
under any applicable
law (including
any
rule
of
any
exchange
or
service
through
which
the
securities
of
the
Company
are
then
traded),
including,
but
not
limited to, the following circumstances:
i.) where such
compensation was
in excess
of what
should have
been paid
or made
available
because
the
determination
of
the
amount
due
was
based,
in
whole
or
in
part,
on
materially
inaccurate
financial
information of
the Company,
including but
not limited
to, when
the Company
shall have
a restatement
of financial
results attributable to the Executive’s
actions, whether intentional or negligent;
ii.) where such compensation constitutes “excessive compensation” within the meaning of
12 C.F.R. Section
364;
iii). where
the Executive
has committed,
is substantially
responsible for,
or has
violated,
the respective acts, omissions, conditions, or offenses outlined under 12 C.F.R. Section
359.4(a)(4); and
iv) if, while the
Executive is also a
senior executive officer of the
Bank, the Bank becomes,
and for so
long as the
Bank remains, subject
to the provisions
of 12 U.S.C.
Section 1831o(f), where such
compensation
exceeds the restrictions imposed on the senior executive officers of such an institution.
The Executive agrees
to return
promptly any such
compensation identified by
the Company
by written
notice provided
pursuant to Section
18.
If the Executive
fails to return
such compensation
promptly,
the
Executive agrees that the
amount of such compensation may be
deducted from any and all other
compensation owed
to the Executive
by the Company.
If the Executive
is then employed by
the Company,
the Executive acknowledges
that the Company may take appropriate
disciplinary action (up to, and including,
Termination
of Employment) if the
Executive
fails to
return such
compensation.
The Executive
acknowledges the
Company’s
rights to
engage in
any
legal or equitable action
or proceeding in order
to enforce the provisions
of this Section 6(g).
The provisions of this
Section 6(g) shall be modified to the extent, and remain in effect for the period, required by applicable law.
7.
Participation
in
Benefit
Plans
.
The
payment
and
benefits
provided
in
this
Agreement
are
independent and
separate of
any payment
and benefits
to which Executive
may be or
may become
entitled to under
any other present or future
group employee benefits plans or
insurance programs of the Company applicable
generally
to all employees of the Company
or for which executives of the
Company and or its subsidiaries are
or shall become
eligible, and Executive shall
be eligible to receive all benefits
and entitlements for which
said executives are eligible
under every such plan or program.
8.
Voluntary Absences; Vacations
and Sick Leave
.
Executive shall be entitled, without loss
of pay,
to absent
himself voluntarily
for reasonable
periods of
time from
the performance
of his
duties and
responsibilities
under this
Agreement.
All such
voluntarily absences
shall count
either as
paid vacation
time or
sick leave,
unless
otherwise provided by the Board of BanCorp or the Bank, as applicable.
Executive shall be entitled to an annual paid
vacation
of
such
days as
the
Board
of
Directors
of
BanCorp
or
the
Bank,
as applicable,
may
approve
pursuant
to
applicable corporate policy or otherwise,
which vacations shall be scheduled by
Executive with the prior approval of
the Chief Executive Officer of BanCorp, as applicable, taking into account the needs of the
Company.
Executive may
accumulate unused
paid vacation
time from
twelve (12)
month period
to the
next; provided
that such
accumulation

shall not exceed eighteen (18)
working days of unused vacation
time from prior twelve
(12) month periods.
Executive
shall
be
entitled
to up
to fifteen
(15)
non-cumulative
working
days of
paid
sick
leave for
each
twelve (12)
month
period or such longer non-cumulative working days as
the Board may approve pursuant to
applicable corporate policy
or otherwise.
Upon termination of
employment with or
without cause, or
for any reason,
the Bank shall
pay all accrued
and unused vacation days, at the highest rate of salary earned by Executive during his tenure.
9.
Benefits
Payable
upon
Disability
or
Death.
The
Bank
shall,
at
all
times,
maintain
in
effect
disability and death benefits
insurance for the benefit
of Executive in an
amount at least equal
to that maintained for
executives of similar rank and which will not be
less than that maintained by the Bank, for all
officers and employees;
provided
that
the
benefits
to
which
Executive
and/or
Executive’s
heirs
would
be
entitled
thereunder
may
never
decrease.
10.
Termination
of Employment
.
(a)
Without cause.
(i)
The Board of BanCorp or the Bank,
as applicable, may,
without cause, terminate
this
Agreement
at
any
time,
by
giving
ninety
(90)
days
written
notice
to
Executive.
In
such
event,
Executive,
if
requested by the Board of BanCorp or the Bank, as applicable, shall continue to render his services, and shall be paid
his regular salary up
to the date
of termination, which shall
be paid in
accordance with the
Company’s standard payroll
procedures. In addition, Executive shall be paid on the date of termination a severance payment equal to the higher of
(i) any severance payment required by state/local statute
or (ii) the total of twelve
(12) months of the then current
cash
base
salary
amount
to
which
Executive
would
be
entitled
to
under
this
Agreement,
plus
the
average
of
any
cash
bonuses or cash incentive compensation awarded for the last two calendar years ended immediately before the year in
which the termination
occurred, regardless of
when the bonuses
or incentive compensation
earned for the
preceding
calendar years were paid and regardless of whether
all or part of the bonuses or incentive compensation
were subject
to elective deferral or vesting.
(ii)
For
avoidance
of
doubt,
the
term
“cash
base
salary”
used
throughout
this
Agreement shall mean that portion of the Executive’s
base salary which is paid in the form of cash.
(iii)
Executive
may,
without
cause,
terminate
the
Agreement
by
giving
ninety
(90)
days written
notice to
the Board
of Directors
of BanCorp
or the
Bank, as
applicable. In
such event,
Executive shall
continue to render his
services and shall be paid
his regular salary up to
the date of termination, but
shall not receive
any severance payment.
(b)
With Cause.
(i)
The Board of Directors of BanCorp
or the Bank, as applicable, may,
at any time,
terminate this Agreement for cause. In such event, Executive shall not be entitled to receive any further compensation
from the date of notice of termination. The notice of termination shall be in writing, shall set forth the date of delivery
to Executive, and
the effect of
termination shall not
be retroactive to
a date prior
to delivery of
such notice.
For the
purpose of
this Agreement,
“ for cause”
shall consist
of any
of (i)
the commission
by the Executive
of a
willful act
(including,
without
limitation,
a
dishonest
or
fraudulent
act)
or
a
grossly
negligent
act,
or
the
willful
or
grossly
negligent
omission to
act by
the Executive,
which is
intended to
cause, does
cause or
is reasonably
likely to
cause
material harm
to the
Company or
any affiliate
(including harm
to its
business reputation);
(ii) the
indictment of
the
Executive for the commission or
perpetration by the Executive of
any felony or any
crime involving dishonesty, moral
turpitude or
fraud; (iii)
the material
breach by
the Executive
of this
Agreement that,
if susceptible
of cure,
remains
uncured 10 days following written notice to the Executive of such breach; (iv) the receipt of any formal written notice
that any regulatory agency
having jurisdiction over the
Company or the Bank
intends to institute any form
of formal
regulatory action against the Executive,
the Company or the Bank (provided that
the Board determines in good faith,
with the Executive abstaining from participating in the consideration of and vote on the matter, that the subject matter
of
such
action
involves
acts
or
omissions
by
the
Executive);
(v)
the
exhibition
by
the
Executive
of
a
standard
of
behavior within
the scope
of his
employment that
is materially
disruptive to
the orderly
conduct of
the Company’s
business
operations
(including,
without
limitation,
substance
abuse
or
sexual
misconduct)
to
a
level
which,
in
the
Board’s good faith and reasonable judgment,
with the Executive abstaining from participating in the consideration of and vote
on the
matter,
is materially
detrimental to
the Company’s
best interest,
that, if
susceptible of
cure remains
uncured 10 days following
written notice to the
Executive of such
specific inappropriate behavior;
or (vi) the failure
of the Executive
to devote his
full business time
and attention to
his employment
as provided under
this Agreement
that, if susceptible of cure,
remains uncured 30 days following
written notice to the Executive
of such failure.
In order
for the Board to make a determination that termination shall be for Cause, the Board must provide the Executive with notice of the grounds providing the purported basis for termination and provide the Executive an opportunity to meet
with the Board in
person to address the proposed grounds.
The Board reserves the right
to suspend the Executive with
pay pending the determination of Cause under this Section 10(b), as appropriate.
(ii)
Executive
may,
with
cause,
terminate
this
Agreement.
For
purposes
of
this
Section, termination
with cause
shall mean
a failure
of the
Company to
comply with
any material
provision of
this
Agreement, which
failure has
not been
cured within
fifteen (15)
days of
receipt of
a written
notice by
Executive of
such noncompliance by the Company.
(iii)
A
party
hereto
may
submit
for
arbitration,
as
provided
in
Section
23
of
this
Agreement, among
other matters,
any controversy
that may arise
with regard
to the
cause for
termination that
is set
forth in the written notice of termination provided by the Board of BanCorp or the Bank, as applicable, or Executive,
as the case may be.
(c)
If
Executive is suspended and/or prohibited from participating in the conduct of affairs of
BanCorp or the
Bank by a
notice or order
served under Section
8(e)(3),(e)(4) or (g)(1)
of the Federal
Deposit Insurance
Act, 12 USC
1818(e)(3), (e)(4) and (g)(1),
or any other
similar provision of
state or federal
law now in
place or enacted
in the
future, the
Company’s
obligations
under this
Agreement shall
be suspended
as of
the date
of service,
unless
such prohibition and/or
suspension is stayed by
appropriate proceedings.
If after a hearing
is held and upon
judicial
review,
the notice
or order
suspending and/or
prohibiting Executive
from participating
in the
affairs of
BanCorp or
the Bank
is confirmed,
then this
Agreement shall
be terminated
with cause.
If the
charges in
the notice
or order
are
dismissed,
BanCorp
or
the
Bank,
as
applicable,
shall:
(i)
pay
Executive
all
the
compensation
withheld
while
the
contractual
obligations
were
suspended
and
(ii)
reinstate,
in
whole
or
in
part,
any
of
the
obligations
which
were
suspended.
(d)
In the event
that Executive is
terminated or
he terminates
this Agreement in
a manner
which
violates the provisions
of this
Section 10, as
determined by the
arbitration procedure provided
in Section
23, Executive,
BanCorp
or
the
Bank,
as
the
case
may
be,
shall
be
entitled
to
reimbursement
for
all
reasonable
costs,
including
attorney’s fees, incurred by
such party in challenging such termination.
11.
Change in Control.
(a)
In the event, within two years following a “change in control” of BanCorp, as such term is defined
in
sub-section
(b)
of
this
Section
11,
Executive’s
employment
is
terminated
by
BanCorp
or
the
Bank,
as
applicable, without
cause or there
is a constructive
termination without
cause, Executive
shall be
entitled to
receive
from
BanCorp
or
the
Bank,
as
applicable,
a
severance
payment
in
consideration
of
having
bound
himself
to
employment by
the Company
and having
foregone other
business or
professional opportunities,
actual or
potential.
The severance payment
shall be a lump
sum cash payment
equal to the
total of TWO (2)
times the cash base
salary,
plus TWO (2) times
the average of any
cash bonuses or cash
incentive compensation awarded for the
last two calendar
years
ended
immediately
before
the year
in which
the termination
without
cause
occurred, regardless
of
when
the
bonuses or incentive compensation earned for the preceding calendar years were paid and regardless of whether all or part of the bonuses or incentive compensation were subject to elective deferral or vesting. Payment of the amounts set
forth
in
this
Section
11(a)
shall
be
made
on
or
before
the
fifth
day
following
the
date
on
which
the
executive
is
terminated without cause.
(b)
A “change in control”
shall be deemed to have
taken place if: (i) a third
person, including
a “group”
as defined
in Section
13(d)(3) of
the Securities
Exchange Act
of 1934,
becomes the
beneficial owner
of
shares of
either BanCorp
or the
Bank having
25% or
more of
the total
number of
votes which
may be
cast for
the
election of directors of
BanCorp or the Bank,
as applicable, or which,
by cumulative voting, if permitted
by the charter
or bylaws, would enable
such third person
to elect 50%
or more of
the directors of BanCorp
or the Bank, as
applicable;
or
(ii)
as
the
result
of,
or
in
connection
with,
any
cash
tender
or
exchange
offer,
merger
or
any
other
business

combination, sales
of assets or
contested election,
or any combination
of the foregoing
transactions, the person
who
were directors
of BanCorp or
the Bank, as
applicable, before such
transaction shall
cease to constitute
a majority of
the Board of Directors of BanCorp or the Bank, as applicable, or any successor institution.
12.
Confidentiality;
Injunctive
Relief.
Recognizing
that the
knowledge
and information
about,
or
relationships with, the business associates, customers, clients, and agents of the Company and its affiliated companies
and
the
business
methods,
systems,
plans,
and
policies
of
the
Company
and
of
its
affiliated
companies
which
Executive
will receive,
obtain,
or
establish
as an
employee
of
the
Company
or
otherwise
are
valuable
and
unique
assets of the Company,
Executive agrees that,
during the continuance
of this Agreement and
thereafter, he
shall not
(otherwise than pursuant
to his duties hereunder)
disclose without the
written consent of
the Company,
any material
or substantial, confidential, or proprietary know-how, data, or information pertaining to the Company, or its business,
personnel, or plans, to any person, firm, corporation, or
other entity, for any reason or purpose whatsoever.
Executive
acknowledges and agrees that all memoranda, notes, records, and other documents made or complied by Executive or made available to Executive concerning the Company’s business shall be the Company’s exclusive property and shall be delivered by Executive to the
Company upon expiration or termination of this
Agreement or at any other time
upon
the request of the Company.
The provision
of this
Section 12
shall survive
the expiration
or termination
of this
Agreement or
any part
thereof, without regard to the reason therefore.
Executive
hereby
acknowledges
that
the
services
to
be
rendered
by
him
are
of
special,
unique,
and
extraordinary
character
and,
in
connection
with
such
services
he
will
have
access
to
confidential
information
concerning the
Company’s
business. By
reason of
this, Executive
consents and
agrees that
if he
violates any
of the
provisions
of
this
Agreement
with
respect
to
confidentiality,
the
Company
would
sustain
irreparable
harm
and,
therefore, in
addition to
any other
remedies which
the Company
may have
under this
Agreement or
otherwise, the
Company will
be entitled
to an
injunction to
be issued
by any
court of
competent jurisdiction
restraining Executive
from committing or continuing any such violation of this Agreement. The term “Confidential Information” means: (i)
proprietary information
of the Company;
(2) information marked
or designated
by the Company
as confidential; (3)
information, whether or
not in
written form and
whether or
not designated as
confidential, which is
known to Executive
as treated by
the Company
as confidential;
and (4) information
provided to
the Company
by third
parties which
the
Company
is
obligated
to
keep
confidential,
specifically
including
customer
lists
and
information.
Confidential
information does not include
any information now
or hereafter voluntarily
disseminated by the
Company to the public,
or which otherwise becomes part of the public domain through lawful means.
13.
No Solicitation.
During the Executive’s employment
with the Company and for a period of twelve
(12) months thereafter, the Executive shall not (except on behalf of or with the prior written
consent of the Company),
either directly or
indirectly,
on the Executive’s
own behalf or
in the service
or on behalf
of others, (i)
solicit, divert,
or appropriate
to or for
a Competing Business,
or (ii) attempt
to solicit, divert,
or appropriate
to or for
a Competing
Business any person
or entity that
is or was
a customer of
the Company or
any of its
affiliates on the
date of termination
and with
whom the
Executive has
had material
contact. For
the purpose
of this
Agreement, “Competing
Business”
shall mean any business that, in whole or in part, is
the same or substantially the same as the operation of a depository financial
institution,
including,
without
limitation,
the
solicitation
and
acceptance
of
deposits
of
money
and
commercial
paper,
the solicitation
and funding
of loans
and the
provision of
other banking
services, and
any other
related business engaged in by the Bank or any of its affiliates as of the date of termination.
14.
No Recruitment
of Personnel.
During the
Executive’s
employment with
the Company
and for
a
period of twelve (12)
months thereafter, the
Executive shall not, either
directly or indirectly,
on the Executive’s
own
behalf or in
the service or
on behalf of
others, (i) solicit,
divert or hire
away; or (ii)
attempt to solicit,
divert, or hire
away to any Competing Business, any employee of or consultant to the Company or any of its affiliates, regardless of whether the
employee or consultant
is full-time or
temporary,
the employment or
engagement is pursuant
to written
agreement, or the employment is for a determined period or is at will.
15.
No Assignments
.
This Agreement is personal to each
of the parties hereto. None of
the parties may
assign or
delegate any
of his
or its
rights or
obligations hereunder
without first
obtaining the
written consent
of the
other parties. However, in
the event of
the death of
Executive all his
rights to receive
payments hereunder shall
become
rights of his estate.

16.
Benefits
.
Any benefits
due or
provided hereunder
to Executive
shall be
in addition
to, and
not in
substitution of, any benefit to which Executive is otherwise entitled to without regard to the Agreement.
17.
Mitigation.
Executive shall not be obligated to
seek other employment in mitigation of
the amounts
payable or arrangements
made under any
provision of this
Agreement, and the
obtaining of any
such other employment
shall in no event
effect any reduction
of the Company’s
obligation to make the
payments and arrangements
required
to be made under this Agreement.
18.
Notices
.
All notices
required by
this Agreement
to be
given by
one party
to the
other shall
be in
writing and shall be deemed to have been delivered either:
(a)
When
personally
delivered
to
the
Office
of
the
Secretary
of
BanCorp
at
his
regular
corporate office, or Executive in person; or
(b)
Five days after depositing such notice in the United States mails, certified mail with return receipt requested and postage prepaid at:
i.
If to the Company:
C/O Office of the Secretary
First BanCorp Puerto Rico
PO Box 9146
Santurce, PR 00908-0146
ii.
if to Said Ortiz:
[INTENTIONALLY
OMITTED]
or to such
other address as the
parties may designate
to each other
by notice in
writing in accordance
with the terms
hereof.
19.
Amendments or Additions;
Action by Board
of Directors
.
No amendments or
additions to this
Agreement
shall be
binding unless
in writing
and signed
by the
parties hereto.
The prior
approval by
a two-thirds
affirmative
vote of
the full
Board
of Directors
of each
of BanCorp
and the
Bank shall
be required
in order
for the
Company to authorize
any amendments or additions
to this Agreement, to
give any consent or
waivers of provisions
of this Agreement, or to
take any other action under
this Agreement including any termination
of the employment of
Executive with or without cause under Section 10 hereof.
20.
Sections
Headings
.
The
Section
headings
used
in
this
agreement
are
included
solely
for
convenience and shall not affect, or be used in connection
with, the interpretation of this Agreement.
21.
Severability
.
The provisions
of this
Agreement
shall be
deemed
severable
and
the invalidity
or
unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereto.
22.
Governing Law
.
This Agreement shall
be governed
by the laws of
the Commonwealth
of Puerto
Rico.
Venue
for the litigation
of any
and all matters
arising under
or in connection
with this Agreement
shall be in
the Court
of First Instance,
San Juan Superior
Part for the
Commonwealth of
Puerto Rico, in
the case of
state court
jurisdiction, or in the U.S. District Court for the District of Puerto Rico, in
the case of federal court jurisdiction.
23.
Arbitration
.
Any controversy as to the interpretation
of this Agreement must be submitted
before
three arbitrators to be
appointed by the American
Arbitration Association (“AAA”). The
rules and regulations
of the
AAA shall govern the procedures of said arbitration.
The award of a majority of arbitrators shall be binding and final on the parties.
24.
Reimbursement
of
Legal
Expenses.
The
Company
agrees
to
reimburse
Executive
for
all
reasonable legal fees incurred by him in connection with the negotiation, drafting and execution of this Agreement.

25.
Compliance
with
the
Dodd–Frank
Wall
Street
Reform
and
Consumer
Protection
Act
.
Notwithstanding anything to the
contrary herein, any incentive
payments to the Executive
shall be limited
to the extent
required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), including, but not limited to, clawbacks for such incentive payments as required by the Dodd-Frank Act and Section 10D of the
Securities Exchange Act of 1934. The Executive agrees
to such amendments, agreements, or waivers that
are required
by the Dodd-Frank Act or requested by the Company to comply with the terms of the Dodd-Frank Act.
26.
Compliance with Regulatory Restrictions
.
Notwithstanding anything to the contrary herein, and
in addition to any restrictions stated
above, any compensation or other
benefits paid to the Executive
shall be limited
to the extent required
by any federal or
state regulatory agency
having authority over
the Company or,
if applicable,
the Bank.
The Executive agrees that compliance by the Company or the Bank with such regulatory restrictions, even to
the
extent
that
compensation
or
other
benefits
paid
to
the
Executive
are
limited,
shall
not
be
a
breach
of
this
Agreement by
the Company
or the Bank.
Any payment
to be made
to Executive
pursuant to Sections
10(a) and
11
are subject to
and conditioned upon
compliance with 12
U.S.C. § 1828(k)
and any regulations
promulgated thereunder,
as applicable.
The Company shall in good faith seek to obtain, if necessary or required, any consent or approval from
the Federal Deposit Insurance Corporation or any other applicable regulatory agency and any successors thereto with
respect to any payment to be made or any benefits to
be provided to Executive pursuant to the terms of Section 10(a)
and 11, and shall
not make any
such payment unless
and until
any applicable consents
or approvals with
respect thereto
have been obtained.
[REMAINDER OF PAGE
INTENTIONALLY
LEFT BLANK]

FIRST BANCORP
By:
/s/ Aurelio Aleman
Name:
Aurelio Aleman,
Title:
President & Chief Executive Officer
Date:
07/15/2026
FIRSTBANK PUERTO RICO
By:
/s/ Aurelio Aleman
Name:
Aurelio Aleman,
Title:
President & Chief Executive Officer
Date:
07/15/2026
Attest:
/s/ Sara Alvarez Cabrero
Sara Alvarez Cabrero
Date:
07/15/2026
Executive
By:
/s/ Said Ortiz
Name:
Said Ortiz
Date:
07/15/2026